UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     August 26, 2009

                           BOSS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

                               Delaware
(State or Other Jurisdiction of Incorporation)

0-23204	58—1972066
(Commission File Number)	(IRS Employer Identification No.)

1221 Page Street
Kewanee, Illinois  61443
(Address of Principal Executive Offices)

(800) 447-4581
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.       Other Events

On August 26, 2009, Boss Holdings, Inc. issued a press release announcing its plan to terminate SEC reporting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Exhibit 99.1 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.       Financial Statements and Exhibits

(a)	Financial statements
None
(b)	Pro forma financial information
None
(c)	Shell company transactions
None
(d)	Exhibits
A copy of the press release is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSS HOLDINGS, INC.

By:       /s/ James F. Sanders
             James F. Sanders, Secretary

Date:  August 27, 2009

Exhibit Index

Exhibit No.         Description

99.1	Press Release of Boss Holdings, Inc. dated August 26, 2009

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